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                                                                    EXHIBIT 10.2

                               STORAGE USA, INC.

                              AMENDMENT NO. 4 TO
                  1995 EMPLOYEE STOCK PURCHASE AND LOAN PLAN

     This Amendment No. 4, dated as of May 3, 2000 to the Storage USA, Inc. 1995 Employee Stock Purchase and Loan Plan, recites and provides as follows:

     At the annual meeting held on May 3, 2000 the shareholders of Storage USA, Inc. (the "Company") voted to amend the Company's 1995 Employee Stock Purchase and Loan Plan (the "Plan"), pursuant to Article XI of the Plan, to increase the number of shares of the Company's Common Stock available under the Plan from 750,000 to 1,250,000.

     NOW, THEREFORE, the following amendment to the Plan is hereby adopted:

     Article V. The maximum aggregate number of shares of Common Stock that may be issued under this Plan is 1,250,000 (subject, however, to adjustments as provided in Article VIII).


     IN WITNESS WHEREOF, the Company has caused this Amendment No. 4 to be executed as of the date first above written.


                                   STORAGE USA, INC.


                                   By: /s/ John W. McConomy
                                       ---------------------
                                       John W. McConomy
                                       Secretary